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                                                                    Exhibit 23.2

[KPMG LLP LOGO]

              303 East Wacker Drive                       Telephone 312 665 1000
              Chicago, IL 60601-5212                      Fax 312 665 6000




                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Chicago Title Corporation


We consent to the use of our reports incorporated herein by reference and to the reference to our firm as experts in the registration statement.



                                                              /s/ KPMG LLP


Chicago, Illinois
June 11, 1999